Prospectus supplement dated February 19, 2021
to the following prospectus(es):
Monument Advisor and Monument Advisor New York prospectuses dated May 1, 2020
Monument Advisor Select and Monument Advisor Select New York prospectuses dated May 1, 2020, as amended August 20, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
(1)	At a meeting held on February 12, 2021, the Board of Trustees (the "Board") of Northern Lights Variable Trust (the "Trust"), approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the Northern Lights Variable Trust - Power Income VIT Fund, advised by WE Donoghue: Class 2 (the "Portfolio") will be liquidated and dissolved (the "Liquidation"). The Liquidation is expected to occur on or about March 18, 2021(the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about February 12, 2021, the Portfolio will no longer be available for purchase or exchanges by new investors.
•	At any time prior to the Liquidation Date, shareholders may redeem their shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Portfolio will be transferred to the Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y (the "Acquiring Fund") and the Portfolio will be dissolved.
•	Transfers from the Portfolio will have no federal consequences and shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
•	On or about the Liquidation Date, any and all references in the prospectus to the Portfolio are deleted and replaced with the Acquiring Fund.
Accordingly, Appendix A: Sub-Account Information is amended as follows:
Northern Lights Variable Trust – Power Income VIT Fund, advised by WE Donoghue: Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective February 12, 2021
Investment Advisor:	W.E. Donoghue & Co., LLC
Investment Objective:	The Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.
PROS-0443
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